--------------------------------------------------------------------------------

REICH & TANG                              600 FIFTH AVENUE, NEW YORK, N.Y. 10020
EQUITY FUND, INC.                         (212) 830-5200

================================================================================

January 15, 1997

Dear Shareholder:

We are pleased to report that the Reich & Tang Equity Fund closed out 1996 with another year of strong absolute performance, recording a total return of 16.9%. The Fund's net asset value on December 31, 1996 was $18.10 per share after accounting for a quarterly distribution of $2.4952 per share, comprised of $0.0340 in current dividends, $0.2688 in short term capital gains, and $2.1924 in long term capital gains. At year-end 1996, 96% of the portfolio was invested in equities, with the top ten holdings accounting for 38.3% of assets. The Fund's results as compared to the appropriate benchmarks are set forth in the performance table.

During the year, the Fund's performance was driven by a number of companies which appreciated in value by 30% or more. The top performing stock, Lands' End, appreciated 71.3%, followed by Woolworth, + 61.4%, Food Lion, + 56.8%, Corning Inc., + 43.0%, Steris, + 41.7%, Equifax, + 39.8%, Allied Signal, + 39.6%, Fruit of the Loom, + 35.9%, Hasbro, + 31.9% and Dexter Corp., + 31.5%. Our policy of concentrating assets in our best investment ideas paid off handsomely in 1996, as two of the top five largest holdings at year-end 1995 -- Corning and Hasbro -- each appreciated more than 30%. While the Fund owned ten companies which appreciated 30% or more during the year, there were only six which declined 5% or more, with two of those companies -- Wausau Paper Mills and Rollins Inc. -- being relatively new positions.

For the vast majority of our holdings, valuations were driven higher by a continuation of the positive fundamentals experienced over the last several years, including strong revenue growth, margin expansion through value-added products and services, cost cutting, and a business-friendly environment characterized by low inflation and low interest rates.

In spite of the Fund's strong absolute total return, it still underperformed the widely-followed S&P 500. Our style of investing in small- to mid-sized companies has been out of favor in a market driven by the largest capitalization names in the S&P 500 index. A recent article in Barron's illustrated this point by noting that the top 30 stocks in the S&P 500, which include names such as Microsoft, Coca Cola, Intel, Merck, and IBM, accounted for nearly one-half of the index's return! The market's narrowing leadership may come back to haunt those who ignore the risk of high valuation. Reminiscent of the "nifty-fifty" days of 1972-73, certain stocks appear to be valued quite irrationally, with P/E multiples in the 25-40 range increasingly common. Once reserved for emerging growth companies, these multiples are now accorded to some of the largest enterprises in the U.S. We believe in most cases that they cannot possibly sustain the sort of high growth rates needed to justify their valuations.

Rest assured that we plan to "stick to our knitting," continuing our search for small- to medium-sized companies which have above-average growth prospects and below-average risk. Other important criteria for stock selection include quality characteristics such as niche market dominance, strong balance sheets, excellent


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



================================================================================

management, and excess cash generation. As always, our goal is to provide risk-adjusted returns which outperform the market during the course of a full investment cycle, as opposed to the far riskier strategy of chasing the latest fad or trend in the market.

Wishing you a healthy, happy and prosperous 1997.

Sincerely,




\s\Robert F. Hoerle


Robert F. Hoerle
President

           Comparison of change in value of $10,000 investment in the Reich & Tang Equity Fund and the S&P 500 Index.

The chart below represents the omitted graph.

                         REICH & TANG EQUITY FUND, INC.
                          Performance Comparison Chart
INCEPTION           S&P 500             R&T Equity
 01/09/85            10,000.00           10,000.00
 12/31/85            13,374.30           13,766.20
 12/31/86            15,876.30           15,783.30
 12/31/87            16,708.50           16,590.00
 12/31/88            19,470.20           20,378.60
 12/31/89            25,641.10           24,019.50
 12/31/90            24,848.40           22,618.60
 12/31/91            32,240.00           27,832.00
 12/31/92            34,870.00           32,380.20
 12/31/93            38,380.40           36,851.20
 12/31/94            38,887.00           37,477.00
 12/31/95            53,500.00           48,029.00
 12/31/96            65,780.00           56,130.00


                                   Average Annual Return
                              One Year  Five Year      Since
                                                       1/9/1985

 Reich & Tang Equity Fund      16.87%    15.05%         15.48%
 S & P 500                     22.96%    15.19%         17.02%


           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1996

================================================================================


                                                                                                       Value
                                                                                 Shares               (Note 1)
                                                                                 ------               --------
 Common Stocks (96.42%)
-----------------------------------------------------------------------------------------------------------------
 Aerospace/Defense (3.10%)
 Sundstrand Corporation                                                          66,500          $     2,826,250
                                                                                                  --------------

 Agriculture (2.45%)
 Pioneer Hi-Bred International, Inc.                                             32,000                2,240,000
                                                                                                  --------------

 Apparel (2.24%)
 Fruit of the Loom, Inc.*                                                        49,100                1,859,662
 Land's End, Inc.*                                                                7,000                  185,500
                                                                                                  --------------
                                                                                                       2,045,162
                                                                                                  --------------

 Auto Parts - Replacements (2.43%)
 Federal - Mogul Corporation                                                    100,700                2,215,400
                                                                                                  --------------

 Telecommunications Equipment (1.45%)
 General Instruments Corporation*                                                61,300                1,325,612
                                                                                                  --------------

 Chemical (Specialty) (3.24%)
 Great Lakes Chemical Corporation                                                44,300                2,071,025
 Hercules Incorporated                                                           20,500                  886,625
                                                                                                  --------------
                                                                                                       2,957,650
                                                                                                  --------------

 Commercial Services (11.45%)
 Deluxe Corporation                                                             104,900                3,435,475
 Equifax Inc.                                                                    35,600                1,090,250
 Manpower Inc.                                                                   84,300                2,739,750
 Rollins Inc.                                                                   159,500                3,190,000
                                                                                                  --------------
                                                                                                      10,455,475
                                                                                                  --------------

 Computer and Computer Services (.86%)
 Policy Management Systems*                                                      17,000                  784,125
                                                                                                  --------------

 Converted Paper Products (4.18%)
 Sonoco Products Company                                                        107,200                2,773,800
 Wausau Paper Mills                                                              56,600                1,047,100
                                                                                                  --------------
                                                                                                       3,820,900
                                                                                                  --------------

 Drugs (2.95%)
 Allergan Inc.                                                                   75,600                2,693,250
                                                                                                  --------------

 Energy (4.74%)
 Kerr-McGee Corporation                                                          60,100                4,327,200
                                                                                                  --------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1996

================================================================================

                                                                                                       Value
                                                                                 Shares              (Note 1)
                                                                                 ------              --------
 Common Stocks (Continued)
----------------------------------------------------------------------------------------------------------------
 Food Processing (3.08%)
 Universal Foods Corp.                                                           79,900          $    2,816,475
                                                                                                  -------------

 Grocery (1.02%)
 Food Lion, Inc. Class A                                                         94,900                 928,241
                                                                                                  -------------

 Imaging (3.24%)
 Polaroid Corp.                                                                  67,900               2,953,650
                                                                                                  -------------

 Industrial Products (21.44%)
 Albany International Corp. Class A                                             100,200               2,317,125
 AlliedSignal Inc.                                                               26,100               1,748,700
 Corning Incorporated                                                            99,200               4,588,000
 Dexter Corporation (The)                                                        27,700                 882,938
 Snap-On Tools Corp.                                                             83,100               2,960,438
 Teleflex Inc.                                                                   51,800               2,700,075
 Tyco International                                                              22,500               1,189,687
 Varian Associates                                                               62,700               3,189,862
                                                                                                  -------------
                                                                                                     19,576,825
                                                                                                  -------------
 Industrial Services (4.39%)
 Harsco Corp.                                                                    58,500               4,007,250
                                                                                                  -------------

 Insurance (Prop/Casualty) (4.15%)
 UNUM Corporation                                                                33,900               2,449,275
 Zurich Reinsurance Centre Holdings, Inc.                                        42,900               1,340,625
                                                                                                  -------------
                                                                                                      3,789,900
                                                                                                  -------------

 Medical Supplies & Equipment (7.33%)
 Becton, Dickinson & Co.                                                          3,900                 169,163
 St. Jude Medical Inc.*                                                          84,000               3,580,500
 STERIS Corporation*                                                             43,424               1,888,944
 West Co., Inc.                                                                  37,200               1,050,900
                                                                                                  -------------
                                                                                                      6,689,507
                                                                                                  -------------

 Newspaper (2.78%)
 Lee Enterprises, Inc.                                                          109,200               2,538,900
                                                                                                  -------------

 Office Equipment & Supplies (1.04%)
 Pitney Bowes, Inc.                                                              17,500                 953,750
                                                                                                  -------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1996

================================================================================

                                                                                                       Value
                                                                                 Shares               (Note 1)
                                                                                 ------               --------
 Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------
 Packaging and Containers (2.15%)
 Ball Corporation                                                                75,600          $    1,965,600
                                                                                                  -------------

 Publishing (1.45%)
 Reader's Digest Association                                                     32,800               1,320,200
                                                                                                  -------------

 Retail Store (1.59%)
 The Limited, Inc.                                                               79,005               1,451,717
                                                                                                  -------------

 Steel (General) (1.43%)
 Allegheny Teledyne, Inc.                                                        57,000               1,311,000
                                                                                                  -------------

 Toy/School Supplies (2.24%)
 Hasbro, Inc.                                                                    52,600               2,044,825
                                                                                                  -------------


 Total Common Stocks (Cost $64,409,139)                                                              88,038,864
                                                                                                  -------------

                                                                                 Face
                                                                                Amount
                                                                                ------
 Short-Term Investments (5.73%)
-----------------------------------------------------------------------------------------------------------------
 Repurchase Agreements (5.73%)
 Morgan (J.P.) Securities Inc., 6.65%, due 01/02/97
 (Collateralized by $5,481,000, 6.25%,
 U.S. Treasury Bonds, due 08/15/23)                                           $5,228,000              5,228,000
                                                                                                  -------------
 Total Short-Term Investments (Cost $5,228,000)                                                       5,228,000
                                                                                                  -------------
 Total Investments (102.15%) (Cost $69,637,139 +)                                                    93,266,864
 Liabilities in Excess of Cash and Other Assets (-2.15%)                                         (    1,966,410)
                                                                                                  -------------
 Net Assets (100.00%) 5,044,178 shares outstanding (Note 3)                                      $   91,300,454
                                                                                                  =============
 Net asset value, offering and redemption price per share                                        $        18.10
                                                                                                  =============





 *   Non-income producing.

 + Aggregate cost for federal income tax purposes is $69,644,418. Aggregate unrealized appreciation and depreciation are, based on cost for Federal income tax purposes, $24,809,345 and $1,186,899 respectively.




--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

================================================================================


INVESTMENT INCOME

 Income:
     Dividends......................................................................       $      1,905,747
     Interest.......................................................................                312,923
                                                                                            ---------------
           Total income.............................................................              2,218,670
                                                                                            ---------------
 Expenses: (Note 2)
     Investment management fee......................................................                888,522
     Administration fee.............................................................                222,130
     Distribution expenses..........................................................                 55,281
     Custodian fees.................................................................                 18,452
     Shareholder servicing and related shareholder expenses.........................                 79,429
     Legal, compliance and filing fees..............................................                 22,925
     Audit and accounting...........................................................                 51,240
     Directors' fees and expenses...................................................                 10,830
     Other..........................................................................                  4,694
                                                                                            ---------------
     Total expenses.................................................................              1,353,503
     Expenses paid indirectly.......................................................       (          9,762)
                                                                                            ---------------
     Net expenses...................................................................              1,343,741
                                                                                            ---------------
 Net investment income..............................................................                874,929
                                                                                            ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain on investments...................................................             22,512,273
 Net unrealized depreciation of investments.........................................        (     5,800,512)
                                                                                             --------------
     Net gain on investments........................................................             16,711,761
                                                                                             --------------
 Increase in net assets from operations.............................................        $    17,586,690
                                                                                             ==============


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1996 AND 1995

================================================================================








                                                                                     1996                  1995
                                                                                 ------------          ------------

INCREASE (DECREASE) IN NET ASSETS

 Operations:

    Net investment income...................................................    $     874,929         $   1,271,598

    Net realized gain on investments........................................       22,512,273            10,086,724

    Change in unrealized appreciation (depreciation) of investments.........    (   5,800,512)           14,343,018
                                                                                 -------------         ------------

    Increase in net assets from operations..................................       17,586,690            25,701,340

 Distributions from:

    Net investment income...................................................    (     874,270)        (   1,271,598)

    Return of capital.......................................................    (         728)              ---

    Net realized gain on investments........................................    (  13,865,880)        (  10,086,724)

    In excess of net realized gain..........................................          --              (         659)

 Capital share transactions (Note 3)........................................    (  23,878,019)            7,351,166
                                                                                 --------------        ------------

    Total increase (decrease)...............................................    (  21,032,207)           21,693,525

 Net Assets:

    Beginning of year.......................................................      112,332,661            90,639,136
                                                                                 ---------------       ------------

    End of year.............................................................    $  91,300,454         $ 112,332,661
                                                                                 ===============       ============







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

1. Summary of Accounting Policies

Reich & Tang Equity Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing primarily in equity securities which management of the Fund believes to be undervalued. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.


     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




================================================================================

2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. ("The Manager") equal to .80% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .20% of the Fund's average daily net assets.

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund may pay certain costs associated with the distribution of the Fund's shares subject to a limit of 0.05% of the Fund's average net assets.

Brokerage commissions paid during the year to Reich & Tang Distributors L.P. amounted to $23,623.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $2,000 per annum plus $500 per meeting attended.

Included in the statement of operations under the caption "Shareholder servicing and related shareholder expenses" are expense offsets of $9,762. Included under the same caption are fees of $36,849 paid to Reich & Tang Services, L.P. an affiliate of the Manager as servicing agent for the Fund.

3.  Capital Stock

At December 31, 1996 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $67,678,008. Transactions in capital stock were as follows:

                                                            Year Ended                              Year Ended
                                                         December 31, 1996                       December 31, 1995
                                                  -------------------------------       --------------------------------
                                                     Shares              Amount            Shares              Amount
                                                  ------------        -----------       ------------        -----------
 Sold........................................        3,234,560        $61,060,226          5,901,454       $ 94,756,038
 Issued on reinvestment of dividends.........          604,573         10,976,919            611,044         10,838,908
 Redeemed....................................    (   5,130,715)    (   95,915,164)      (  6,067,405)      ( 98,243,780)
                                                  ------------      -------------        -----------        -----------
 Net increase (decrease).....................    (   1,291,582)    (  $23,878,019)           445,093       $  7,351,166
                                                  ============      =============        ===========        ===========

4. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $32,918,486 and $68,889,773, respectively. Accumulated undistributed net realized losses at December 31, 1996 amounted to $7,279. Included in proceeds of sale is $23,194,428 representing the value of securities disposed of in payment of a redemption in-kind resulting in a realized gain of $8,527,238.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

5. Selected Financial Information

                                                                       Year Ended December 31,
                                           -------------------------------------------------------------------------
                                              1996            1995           1994           1993            1992
                                              ----            ----           ----           ----            ----
 Per Share Operating Performance
 (for a share outstanding throughout the year)

 Net asset value, beginning of year...    $     17.73     $     15.39     $    17.61     $    16.92    $    15.64
                                           ----------      ----------      ---------      ----------    ---------

 Income from investment operations:
 Net investment income..............             0.15            0.22           0.24           0.21          0.23

 Net realized and unrealized
   gains (losses) on investments...              2.83            4.10           0.05           2.12          2.31
                                           ----------      ----------      ---------      ---------     ---------

 Total from investment operations...             2.98            4.32           0.29           2.33          2.54
                                           ----------      ----------      ---------      ---------     ---------

 Less distributions:
 Dividends from net investment income           (0.15)    (      0.22)    (     0.24)    (     0.21)   (     0.23)
 Distributions from net realized gains          (2.46)    (      1.76)    (     2.27)    (     1.43)   (     1.03)
                                           ----------      ----------      ---------      ---------     ---------

 Total distributions................      (      2.61)    (      1.98)    (     2.51)    (     1.64)   (     1.26)
                                           ----------      ----------      ---------      ---------     ---------
 Net asset value, end of year.......      $     18.10     $     17.73     $    15.39     $    17.61    $    16.92
                                           ==========      ==========      =========      =========     =========

 Total Return.......................            16.9%           28.2%           1.7%          13.8%         16.3%

 Ratios/Supplemental Data

 Net assets, end of year (000)......      $    91,300     $   112,333     $   90,639     $  105,181     $  92,702

 Ratios to average net assets:
    Expenses........................             1.22%(a)        1.15%          1.17%          1.15%         1.15%
    Net investment income...........             0.79%           1.21%          1.35%          1.15%         1.35%
 Portfolio turnover rate............            31.70%          27.69%         25.80%         26.69%        27.37%
 Average commission rate paid (per share) $       .0455(b)


(a) Includes expenses paid indirectly, equivalent to .01% of average net assets.

(b) Required by regulations issued in 1995.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
INDEPENDENT AUDITOR'S REPORT

================================================================================

The Board of Directors and Shareholders
Reich & Tang Equity Fund, Inc.


We have audited the accompanying statement of net assets of Reich & Tang Equity Fund, Inc. as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Reich & Tang Equity Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



\s\McGladrey & Pullen,LLP





New York, New York
February 10, 1997


--------------------------------------------------------------------------------

-----------------------------------------------------
This   report   is   submitted   for   the   general
information of the  shareholders  of the Fund. It is
not  authorized  for   distribution  to  prospective
investors   in   the   Fund   unless   preceded   or
accompanied  by  an  effective   prospectus,   which
includes    information    regarding    the   Fund's
objectives   and   policies,   experience   of   its
management,   marketability  of  shares,  and  other
information.
-----------------------------------------------------

Reich & Tang Equity Fund, Inc.

     600 Fifth Avenue
     New York, New York 10020


Manager

     Reich & Tang Asset Management L.P.
     600 Fifth Avenue
     New York, New York 10020


Custodian, Transfer Agent &
     Dividend Disbursing Agent

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri 64105








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REICH & TANG
EQUITY FUND, INC.









                                                    Annual Report
                                                  December 31, 1996







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